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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and the use of our report dated February 16, 2001 in the Amendment No. 1 to the Registration Statement (Form S-3 No. 333-56712) and related Prospectus of Calpine Corporation for the registration of up to 16,603,633 shares of its common stock.

Calgary, Canada
April 16, 2001

                                                  Signed Ernst & Young, LLP
                                                  Independent Accountants